EATON VANCE SHORT DURATION HIGH INCOME FUND

Supplement to Prospectus dated November 1, 2013

1.  The following replaces ”Performance” under “Fund Summary”:

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The return in the bar chart is for Class A shares and does not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance for certain periods reflects the effects of expense reductions.

The performance of each Class for the period prior to November 1, 2013 is that of Short Duration High Income Portfolio, the separate registered investment company in which the Fund invests.  The performance of the Portfolio is not adjusted for Fund expenses.  If such an adjustment was made, the performance would have been different.  The Fund’s performance after November 1, 2013 reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the year ended December 31, 2013, the highest quarterly total return for Class A was 2.45% for the quarter ended September 30, 2013, and the lowest quarterly return was –0.71% for the quarter ended June 30, 2013.

Average Annual Total Return as of December 31, 2013	One Year	Life of Fund
Class A Return Before Taxes	3.69%	5.15%
Class A Return After Taxes on Distributions	3.38%	4.98%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	2.09%	3.87%
Class I Return Before Taxes	6.09%	6.49%
BofA Merrill Lynch High Yield Cash Pay BB-B Rated 1-3 Year Index (reflects on deduction for fees, expenses or taxes)	6.15%	7.45%

These returns reflect the maximum sales charge for Class A (5.75%).  Class A and Class I commenced operations on November 1, 2013.  The Class A and Class I performance shown above for the period prior to November 1, 2013 (commencement of operations) is the performance of the Portfolio, adjusted for the sales charge that applies to Class A shares, but not adjusted for Fund expenses.  If adjusted for other expenses, returns would be different.  The Portfolio commenced operations on February 21, 2012.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

March 11, 2014	14527 3.11.14